Exhibit 10.47

SIXTH AMENDMENT (2006-1) TO THE

PENSION PLAN FOR EMPLOYEES OF AMPHENOL CORPORATION

AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2002

Pursuant to Section 12.1 of the Pension Plan for Employees of Amphenol Corporation as amended and restated effective January 1, 2002 (the “Plan”), the Plan is hereby amended, effective as January 1, 2007 unless a different date is specified below, as follows:

1.             Section 1.1, Eligibility, is restated in its entirety to read as follows:

1.1.          Eligibility:

(a)                                  General.  An Employee shall be eligible to participate in this Plan only to the extent that he or she is in an Eligible Class.  Except as otherwise provided in subsection (b) below, the terms and conditions of eligibility shall be determined by reference to the Exhibit attached hereto which corresponds to the Employee’s Eligible Class.

(b)                                 January 1, 2007 Plan Freeze.  Notwithstanding any provision of this Plan, including any applicable Exhibit, to the contrary, no salaried Employee shall become a Participant in the Plan after December 31, 2006.  An Inactive Participant who is reemployed by the Employer or a Participating Employer as a salaried Employee after December 31, 2006 shall not resume participation in the Plan.

2.                                       Section 4.1, Plan Benefits, is restated in its entirety to read as follows:

4.1.          Plan Benefits:

(a)                                  General.  A Participant’s benefits, including death and disability benefits, shall be determined by reference to the Exhibit corresponding to the Participant’s classification and status; provided, however, notwithstanding any provision of this Plan to the contrary, including any applicable Exhibit, (i) effective December 12, 1994, benefits with respect to qualified military service will be provided in accordance with section 414(u) of the Code, and (ii) effective January 1, 2007, benefits for Participants in salaried portions of the Plan, including death and disability benefits, shall be subject to the modifications set forth in this Section 4.1.

(b)           Definitions.

(i)                                     Grandfathered Participant.  A Participant in a salaried portion of the Plan who, as of December 31, 2006, is actively employed (including on short term disability or an authorized leave of absence, and excluding on long term disability) at a participating division or location of Amphenol Corporation or a Participating Employer and is either:

a.                                       age 50 or older, with 15 or more Years of Vesting Service; or

b.                                      has 25 or more Years of Vesting Service.

Solely for purposes of determining a Participant’s grandfathered status pursuant to this Section, Years of Vesting Service shall be determined using the rules set forth in the applicable Exhibit; provided, however, that references therein to, and provisions of, prior plan documents shall be disregarded.

(ii)                                  Non-Grandfathered Participant.  A Participant in a salaried portion of the Plan who is not a Grandfathered Participant.

(c)                                  Accrued Benefit.  Effective December 31, 2006, a Non-Grandfathered Participant’s Accrued Benefit shall be frozen.  The following limitations shall apply when determining the Accrued Benefit of a Non-Grandfathered Participant under the Exhibit corresponding to the Non-Grandfathered Participant’s classification and status:

(i)                                     Compensation.  No Compensation paid after December 31, 2006 shall count under the Plan when determining a Non-Grandfathered Participant’s Average Monthly Compensation.

(ii)                                  Years of Accrual Service.  No period of employment with the Employer or a Participating Employer after December 31, 2006 shall count under the Plan when determining a Non-Grandfathered Participant’s Years of Accrual Service.

The foregoing freeze shall not apply to Grandfathered Participants.

(d)                                 Amphenol Salaried (Exhibit A) Disability Benefit.  Effective January 1, 2007, no Participant shall be eligible to commence a disability retirement benefit pursuant to Section 4.5 of Exhibit A.  Effective January 1, 2007, a Grandfathered Participant who participates in the Amphenol Salaried portion of the Plan, shall be eligible for the disability retirement benefit set forth in Section 4.6 of Exhibit C if he or she meets the requirements thereof, provided that the amount of his or her disability retirement benefit at Normal Retirement Date or Early Retirement Date, which shall include supplemental credits for the period of disability, shall otherwise be determined in accordance with Section 4.1 or 4.3 of Exhibit A, as applicable.

(e)                                  Amphenol Salaried (Exhibit A) Death Benefit.  Effective January 1, 2007, no Participant shall be eligible for a death benefit pursuant to Section 4.6 of Exhibit A.  Effective January 1, 2007, a Participant who dies prior to his or her Annuity Starting Date shall instead be eligible for the death benefits set forth in Section 4.7 of Exhibit C if he or she meets the requirements thereof, provided that the amount of the Qualified Pre-Retirement Survivor Annuity or the Pre-Retirement Survivor Annuity shall be determined in accordance with Section 4.1 or 4.3 of Exhibit A, as applicable.

(f)                                    LPL (Exhibit C) Disability Benefit.  Effective January 1, 2007, no Non-Grandfathered Participant shall be eligible to commence a disability retirement benefit pursuant to Section 4.6 of Exhibit C or any other provision of the Plan.

(g)                                 Sidney Salaried (Exhibit G) Disability Benefit.  Effective December 31, 2006, the Accrued Benefit of a Participant, for purposes of determining his or her disability retirement benefit pursuant to Section 4.5 of Exhibit G, shall be frozen.  The following limitations shall apply when determining such Accrued Benefit:

(i)                                     Compensation.  No Compensation paid after December 31, 2006 shall count under the Plan when determining a Participant’s Average Monthly Compensation.

(ii)                                  Years of Accrual Service.  No period of employment with the Employer or a Participating Employer and no period of disability after December 31, 2006 shall count under the Plan when determining a Participant’s Years of Accrual Service.

Effective January 1, 2007, a Grandfathered Participant who participates in the Sidney Salaried portion of the Plan, shall be eligible, if he or she meets the requirements thereof, for the greater of:

(x)                                   the December 31, 2006 frozen disability retirement benefit set forth above, and

(y)                                 the disability retirement benefit set forth in Section 4.6 of Exhibit C, provided that the amount of his or her disability retirement benefit at Normal Retirement Date or Early Retirement Date, which shall include supplemental credits for the period of disability, shall otherwise be determined in accordance with Section 4.1 or 4.3 of Exhibit G, as applicable.

(h)                                 Sidney Salaried (Exhibit G) Death Benefits.  Effective January 1, 2007, a Participant, other than a Participant who has commenced benefits under the Plan on or before December 31, 2006, shall not be eligible for any of the death benefits set forth in Section 4.6 of Exhibit G.  Effective January 1, 2007, a Participant who dies prior to his or her Annuity Starting Date shall instead be eligible for the death benefits set forth in Section 4.7 of Exhibit C if he or she meets the requirements thereof, provided that the amount of the Qualified Pre-Retirement Survivor Annuity or the Pre-Retirement Survivor Annuity shall be determined in accordance with Section 4.1 or 4.3 of Exhibit G, as applicable.

(i)                                     Sidney Salaried (Exhibit G) Special Medicare Benefit.  Effective January 1, 2007, a Participant, other than a Participant who has commenced benefits under the Plan on or before December 31, 2006, shall not be eligible for the Special Medicare Benefit set forth in Section 4.8 of Exhibit G.

3.                                       Section 13.4, Employee Transfers, is restated in its entirety to read as follows:

13.4                           Employee Transfers.

a.                                       General.  It is anticipated that an Employee may be transferred between Participating Employers, and in the event of any such transfer, the Employee involved will transfer any accumulated service and eligibility.  No such transfer will effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred will thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

b.                                      Hourly to Salaried.  Effective January 1, 2007, the Accrued Benefit of a Participant with an Annuity Starting Date on or after January 1, 2007 who participated in an hourly portion of the Plan prior to transferring to an Eligible Class under a Salaried portion of the Plan, shall, upon retirement, be the sum of (1) his or her Accrued Benefit under the applicable hourly portion of the Plan, calculated based on Years of Accrual Service up to the date of transfer and the benefit formula in effect under the applicable hourly portion of the Plan as of his or her termination from service date, and (2) the

Accrued Benefit under the applicable salaried portion of the Plan, calculated based on Years of Accrual Service commencing upon the date of transfer and the benefit formula in effect under the applicable salaried portion of the Plan as of his or her termination from service date.

4.             A new Section 14.14, Recovery of Benefit Overpayments,is added to read as follows:

If it is determined that any benefit(s) paid to a Participant or Beneficiary under the Plan should not have been paid or should have been paid in a lesser amount, written notice thereof shall be given to such Participant or Beneficiary and the Participant or Beneficiary shall repay the amount.  If the Participant or Beneficiary fails to repay such amount of overpayment promptly, the Plan Administrator shall arrange to recover the amount of such overpayment from any other benefits then payable, or which may become payable, to the Participant or Beneficiary under the Plan.

5.             Effective March 31, 2006, the last paragraph of Section 16.23(a) and 16.23(b), Amphenol Salaried and Amphenol Hourly, Eligible Class, are amended in their entirety, to clarify that Amphenol Alden Products Company is not a Participating Employer, to read as follows.  (Amphenol Cables on Demand Corp. shall be a Participating Employer under the Amphenol Salaried and Amphenol Hourly portions of the Plan as of November 27, 2006.)

Without limitation, Sine Systems Corporation, Amphenol T&M Antennas, Inc., Advanced Circuit Technology, Inc., Amphenol Connex Corporation, Amphenol PCD, Inc., Amphenol Antel, Inc., Amphenol Optimize Manufacturing Company, Amphenol InterCon Systems, Inc., Fiber Systems International, Inc., SV Microwave Technologies, Inc. and Amphenol Alden Products Company are not Participating Employers, Amphenol Aerospace Operations, Amphenol AssembleTech (Houston), Amphenol Phoenix Interconnect and Amphenol TCS are not participating divisions or locations of Amphenol Corporation, and Amphenol AssembleTech (Florida) and Amphenol Precision Cable Manufacturing are not participating divisions or locations of Amphenol Interconnect Products Company.

6.             Effective March 31, 2006, the last paragraph of Section (a) on the cover page to Exhibits A and B, Amphenol Salaried and Amphenol Hourly, Eligible Class, are amended in their entirety, to clarify that Amphenol Alden Products Company is not a Participating Employer, to read as follows:

Without limitation, Sine Systems Corporation, Amphenol T&M Antennas, Inc., Advanced Circuit Technology, Inc., Amphenol Connex Corporation, Amphenol PCD, Inc., Amphenol Antel, Inc., Amphenol Optimize Manufacturing Company, Amphenol InterCon Systems, Inc., Fiber Systems International, Inc., SV Microwave Technologies, Inc. and Amphenol Alden Products Company are not Participating Employers, Amphenol Aerospace Operations, Amphenol AssembleTech (Houston), Amphenol Phoenix Interconnect and Amphenol TCS are not participating divisions or locations of Amphenol Corporation, and

Amphenol AssembleTech (Florida) and Amphenol Precision Cable Manufacturing are not participating divisions or locations of Amphenol Interconnect Products Company.

7.             The “Note” following Section (a) on the cover page to Exhibit A, Amphenol Salaried, Eligible Class, is amended in its entirety to read as follows:

Note:

(1)                                 General.  This Exhibit constitutes (i) the text of a prior plan that was merged and consolidated with the Plan effective December 31, 1997, and (ii) subsequent amendments to the terms of the prior plan.  This document does not reflect amendments required to be made pursuant to GUST or subsequent legislation.  All such amendments have been made to the Plan document, and apply to this Exhibit.

(2)                                 January 1, 2007 Plan Freeze.  The Plan document has been amended, effective January 1, 2007, to cease accruals for certain Participants, and to modify certain death and disability benefits.  The amendment applies to this Exhibit.  See Sections 1.1(b) and 4.1 of the Plan document to determine the effect of this amendment on the terms of this Exhibit, including certain grandfather rules.

8.             Section 4.1(a)(9), Endicott, New York Employees, of Exhibit B, Amphenol Hourly, is amended in its entirety to read as follows:

(9)           Endicott, New York and Amphenol Cables on Demand Corp. Employees.

(i)                                     Endicott Employees with Severance from Service prior to January 1, 1999.

Date of Severance from Service	Benefit Amount
January 1, 1976	$6.30
April 1, 1983	7.00
July 1, 1984	8.00
January 1, 1996	9.00

(ii)                                  Severance from Service on or after January 1, 1999.

Notwithstanding the preamble to this Section 4.1(a), for Endicott Employees whose Severance from Service is on or after January 1, 1999 and Amphenol Cables on Demand Corp. Employees, the amount of the monthly retirement benefit in the Normal Form to be provided for each Participant who retires on his or her Normal Retirement Date shall be equal to such Participant’s Accrued Benefit as of any such date equal to the sum of:

(A)                              The number of Years of Accrual Service prior to January 1, 1999 multiplied by $9.00,

PLUS

(B)                                The number of Years of Accrual Service on or after January 1, 1999 multiplied by $12.00.

9.             Section 4.1(a)(11), SpectraStrip Division, of Exhibit B, Amphenol Hourly, is amended to (i) substitute “January 1, 2005” for “January 1, 2005 or later”, and (ii) insert, immediately thereafter, “January 1, 2007 or later” and a corresponding Benefit Amount of “$21.00”.

10.           Section 4.1(a)(10)(iv), RF Danbury, of Exhibit B, Amphenol Hourly, is restated in its entirety to read as follows:

(iv)                              RF Danbury Employees with Severance from Service on or after January 1, 2004 and prior to January 1, 2007.

Notwithstanding the preamble to this Section 4.1(a) for the RF Danbury Employee whose Severance is on or after January 1, 2004 and prior to January 1, 2007, the amount of the monthly retirement benefit in the Normal Form to be provided for each Participant who retires on his or her Normal Retirement Date shall be equal to such Participant’s Accrued Benefit as of any such date equal to the sum of:

(A)                              The number of Years of Accrual Service prior to January 1, 2001 multiplied by $14.00; and

(B)                                The number of Years of Accrual Service on or after January 1, 2001 and prior to January 1, 2007 multiplied by $21.00.

11.           A new subsection (v) is added to Section 4.1(a)(10), RF Danbury, of Exhibit B, Amphenol Hourly, to read as follows:

(v)                                 RF Danbury Employees with Severance from Service on or after January 1, 2007.

Notwithstanding the preamble to this Section 4.1(a) for the RF Danbury Employee whose Severance is on or after January 1, 2007, the amount of the monthly retirement benefit in the Normal Form to be provided for each Participant who retires on his or her Normal Retirement Date shall be equal to such Participant’s Accrued Benefit as of any such date equal to the sum of:

(A)                              The number of Years of Accrual Service prior to January 1, 2001 multiplied by $14.00; and

(B)                                The number of Years of Accrual Service on or after January 1, 2001 multiplied by $25.00.

12.           The “Note” following Section (a) on the cover page to Exhibit C, LPL Technologies, Inc., Eligible Class, is restated in its entirety to read as follows:

Note:

(1)                                 General.  This Exhibit constitutes (i) the text of a prior plan that was merged and consolidated with the Plan effective December 31, 1997, and (ii) subsequent amendments to the terms of the prior plan.  This document does not reflect amendments required to be made pursuant to GUST or subsequent legislation.  All such amendments have been made to the Plan document, and apply to this Exhibit.

(2)                                 January 1, 2007 Plan Freeze.  The Plan document has been amended, effective January 1, 2007, to cease accruals for certain Participants, and to modify certain death and disability benefits.  The amendment applies to this Exhibit.  See Sections 1.1(b) and 4.1 of the Plan document to determine the effect of this amendment on the terms of this Exhibit, including certain grandfather rules.\

13.           The “Note” following Section (a) on the cover page to Exhibit G, Sidney Salaried, Eligible Class, is restated in its entirety to read as follows:

Note:

(3)                                 General.  This Exhibit constitutes (i) the text of a prior plan that was merged and consolidated with the Plan effective December 31, 1997, and (ii) subsequent amendments to the terms of the prior plan.  This document does not reflect amendments required to be made pursuant to GUST or subsequent legislation.  All such amendments have been made to the Plan document, and apply to this Exhibit.

(4)                                 January 1, 2007 Plan Freeze.  The Plan document has been amended, effective January 1, 2007, to cease accruals for certain Participants, and to modify certain death and disability benefits.  The amendment applies to this Exhibit.  See Sections 1.1(b) and 4.1 of the Plan document to determine the effect of this amendment on the terms of this Exhibit, including certain grandfather rules.

AMPHENOL CORPORATION

BY:	/s/ Jerome F. Monteith
Jerome F. Monteith
Its: Vice President, Human Resources